UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2015

LogMeIn, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34391	20-1515952
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

320 Summer Street Boston, Massachusetts	02210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781)-638-9050

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)	Appointment of New President

On January 21, 2015, LogMeIn, Inc. (the “Company”) announced the promotion of William R. Wagner to the position of President and Chief Operating Officer, with immediate effect. Mr. Wagner, age 47, has served as the Company’s Chief Operating Officer since May 2013. Prior to joining the Company, Mr. Wagner served as the Chief Operating Officer at Vocus, Inc., a leading cloud marketing software provider, from October 2010 to November 2012 and as Vocus’s Chief Marketing Officer from July 2006 to October 2010. Prior to Vocus, Mr. Wagner had served as the Chief Marketing Officer at Fiberlink Communications, from February 2000 to June 2006. Mr. Wagner holds a B.A. in History from Lafayette College and an M.B.A. from Wharton School of Business. At this time, there have been no changes made to Mr. Wagner’s compensation in connection with his promotion and additional role.

Michael Simon, who had previously served as the Company’s President, will continue to serve the Company in his capacity as its Chief Executive Officer and as Chairman of its Board of Directors.

There are currently no arrangements or understandings between Mr. Wagner and any other person pursuant to which Mr. Wagner was selected as an executive officer. There are no family relationships between Mr. Wagner and any director or other executive officer of the Company, or with any person nominated or chosen to become an officer or a director of the Company. The Company has had no transactions since the beginning of its last fiscal year, and has no transactions currently proposed, in which Mr. Wagner, or any member of his immediate family, has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

The full text of the press release issued by the Company on January 21, 2015 in connection with Mr. Wagner’s promotion has been furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

99.1	Press release entitled “LogMeIn Names William Wagner President,” issued by the Company on January 21, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGMEIN, INC.

Date: January 21, 2015	By:	/s/ Michael K. Simon
Michael K. Simon
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release entitled “LogMeIn Names William Wagner President,” issued by the Company on January 21, 2015.